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                                                                   Exhibit 10.11
[USA Group Letterhead]


May 19_, 1999


Student Loan Funding 1998-A/B Trust
One West Fourth Street, Suite 210
Cincinnati, Ohio  45202

Student Loan Funding, LLC
One West Fourth Street, Suite 210
Cincinnati, Ohio  45202


         Re:      Student Loan Funding 1998-A/B Trust
                  Student Loan Funding LLC
                  Student Loan Senior Asset Backed Notes, Series 1998A1-3 Student Loan Senior Asset Backed Notes, Series 1998A1-4 Student Loan Senior Asset Backed Notes, Series 1998A1-5 Student Loan Senior Asset-Backed Notes, Series 1998A1-6 Student Loan Subordinated Asset Backed Notes, Series 1998B-3


         The information regarding United Student Aid Funds, Inc., to be included in the Prospectus for the above-captioned Notes, as of the date of the Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.



                                                  UNITED STUDENT AID FUNDS, INC.



                                                  By:  /s/ Dennis Wentworth
                                                     ---------------------------
                                                  Name: Dennis Wentworth
                                                  Title: Vice President